                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 18, 2003

                            COMSTOCK RESOURCES, INC.

               (Exact Name of Registrant as Specified in Charter)

     STATE OF NEVADA                000-16741                 94-1667468

    (State or other           (Commission File Number)      (I.R.S. Employer
jurisdiction incorporation)                               Identification Number)

                         5300 Town And Country Boulevard
                                    Suite 500
                               Frisco, Texas 75034
                    (Address of principal executive offices)

                                 (972) 668-8800
                          (Registrant's Telephone No.)

Item 5. Other Events and Required FD Disclosure.

     Comstock Resources,  Inc. ("Comstock") announced in its press release dated
February  18,  2003,  which is filed  as  Exhibit  99.1 to this  Form  8-K,  its financial  results for the fourth  quarter and for the year ended  December  31,
2002. Comstock also announced that it will restate its financial results for the fiscal years 1998 through 2001. This  restatement  will not impact the financial statements for the first three quarters 2002.  Comstock expects to file restated
financial  statements  for the affected  annual  periods in connection  with the filing of its Annual Report on Form 10-K for the year ended December 31, 2002.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Press Release dated February 18, 2003.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        COMSTOCK RESOURCES, INC.

Dated: February 18, 2003                By:/s/ M. Jay Allison
                                        ---------------------
                                        M. Jay Allison
                                        President and Chief Executive Officer

EXHIBIT INDEX

    Item
   Number                  Description
   ------                  -----------
    99.1         Press Release dated February 18, 2003.